UNITED STATES SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE SECURITIES
EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 12, 2020

MDU Resources Group Inc
(Exact name of registrant as specified in its charter)

(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer Identification No.)
incorporation)
Delaware	1-03480	30-1133956

1200 West Century Avenue
P.O. Box 5650
Bismarck, North Dakota 58506-5650
(Address of principal executive offices)
(Zip Code)

Registrant’s telephone number, including area code (701) 530-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Securities Exchange Act of 1934:

(Title of each class)	(Trading Symbol(s))	(Name of each exchange on which registered)
Common Stock, par value $1.00 per share	MDU	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On November 12, 2020, and effective January 1, 2021, the Board of Directors of MDU Resources Group, Inc. (the “Company”) adopted and approved the MDU Resources Group, Inc. Deferred Compensation Plan (the “Plan”). The Plan is an unfunded, nonqualified deferred compensation program sponsored by the Company to provide its directors and designated key employees, including the Company’s named executive officers, the opportunity to defer compensation into the Plan.

Pursuant to the Plan and subject to applicable tax laws, participants may defer up to 80% of their annual base salary, up to 100% of their performance-based compensation and 100% of their Form 1099 compensation. In its discretion, the Company may make additional contributions to be credited to the account of any or all participants in the Plan. Participants will vest in their Company discretionary contribution credits annually over a three-year period. Distributions will be made upon a qualifying distribution event specified in the adoption agreement and at times and in the manner elected by the participant pursuant to the terms of the adoption agreement and plan document.

Compensation deferred under the Plan and other amounts credited to participant accounts represent unsecured obligations of the Company. Under the terms of the Plan, the Company may establish a trust as a reserve for the benefits payable under the Plan.

The foregoing summary of the Plan does not purport to be complete and is qualified in its entirety by reference to the adoption agreement and plan document for the Plan, copies of which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K and are incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit No.	Description
10.1	MDU Resources Group, Inc. Deferred Compensation Plan Adoption Agreement
10.2	MDU Resources Group, Inc. Deferred Compensation Plan Document
104	Cover page interactive data file (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: November 12, 2020

MDU Resources Group, Inc.

By:	/s/ Jason L. Vollmer

Jason L. Vollmer
Vice President, Chief Financial Officer and Treasurer

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